UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14
6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 41 (0)41 561 32 77

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure.

On June 8, 2023, CRISPR Therapeutics AG (the “Company”) and its partner, Vertex Pharmaceuticals Incorporated (“Vertex”), issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has accepted the Biologics License Applications (“BLAs”) for the investigational treatment exagamglogene autotemcel (“exa-cel”) for severe sickle cell disease (“SCD”) and transfusion-dependent beta thalassemia (“TDT”). A copy of the press release is attached hereto as Exhibit 99.1.

On June 9, 2023, the Company and Vertex issued a press release announcing that both pivotal trials for exa-cel in patients with TDT, CLIMB-111, and SCD, CLIMB-121, met primary and key secondary endpoints at pre-specified interim analyses. A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 8, 2023, the Company and Vertex announced that the FDA has accepted the BLAs for the product candidate, exa-cel, being investigated for the treatment of SCD and TDT in patients ages 12 to 35. The FDA has granted Priority Review for SCD and Standard Review for TDT and assigned Prescription Drug User Fee Act target action dates of December 8, 2023 and March 30, 2024, respectively.

On June 9, 2023, the Company and Vertex announced that both pivotal trials for exa-cel in patients with TDT, CLIMB-111, or SCD, CLIMB-121, met their primary endpoint and key secondary endpoint at the pre-specified interim analysis for each trial. These analyses evaluated the efficacy and safety of exa-cel in patients with TDT or SCD in the ongoing Phase 3 trials as well as in the long-term follow up trial CLIMB-131. In addition, the companies shared new clinical data on exa-cel from the ongoing CLIMB-111, CLIMB-121, and CLIMB-131 clinical trials.

The data will be presented at the Annual European Hematology Association Congress at an oral presentation entitled “Transfusion Independence and Elimination of Vaso-Occlusive Crises After Exagamglogene Autotemcel For Transfusion-Dependent Βeta-Thalassemia and Severe Sickle Cell Disease” on June 11, 2023 and are from 83 patients (48 with TDT and 35 with SCD) dosed with exa-cel with follow-up up to 43.7 months after exa-cel infusion.

Efficacy of exa-cel in Patients With Transfusion-Dependent Beta Thalassemia

Of the 48 patients with TDT who had received exa-cel at the time of the analysis, more than half (58.3%) have genotypes associated with severe disease, beta-zero/beta-zero or other beta-zero-like severe genotypes. As of the September 6, 2022 data cutoff, 27 TDT patients were evaluable for the primary and key secondary endpoint.

•
24/27 (88.9%) achieved the primary endpoint of transfusion-independence for at least 12 consecutive months (“TI12”) and the secondary endpoint of transfusion-independence for at least 6 consecutive months (“TI6”) with a mean weighted hemoglobin of at least 9 g/dL (95% CI: 70.8%, 97.6%; P<0.0001). Mean duration of transfusion-independence was 20.5 months with a maximum of 40.7 months.
o
Of the 3 patients who did not achieve TI12, one patient has since stopped transfusions and has been transfusion-free for 2.9 months; the remaining 2 patients have had substantial reductions (80% and 96%) in transfusion volume from baseline.
•
Increases in total hemoglobin occurred early within the first few months and were maintained over time. In the analysis of all patients who received exa-cel, mean total hemoglobin was ≥11g/dL at Month 3 and ≥12g/dL from Month 6 onward with pancellular distribution of fetal hemoglobin.
•
Mean proportion of edited BCL11A alleles was stable over time in bone marrow and peripheral blood indicating successful permanent editing in the long-term hematopoietic stem cells.
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Patients also had clinically significant improvements in patient-reported outcomes.

Efficacy of exa-cel in Patients With Severe Sickle Cell Disease

Of the 35 patients with SCD who had received exa-cel at the time of the analysis, 17 patients were evaluable for the primary and key secondary endpoint as of the September 16, 2022 data cutoff.

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16/17 (94.1%) achieved the primary endpoint of freedom from vaso-occlusive crises (“VOCs”) for at least 12 consecutive months (“VF12”) (95% CI: 71.3%, 99.9%; P=0.0001). Mean duration of VOC-free was 18.7 months, with a maximum of 36.5 months. 17/17 (100%) achieved the key secondary endpoint of being free from hospitalizations related to VOCs for at least 12 consecutive months (”HF12”) (95% CI: 80.5%, 100.0%; P<0.0001).
o
The one patient who did not achieve VF12 did achieve HF12 and has a complex set of comorbidities, including a history of chronic pain.
o
One patient who achieved VF12 had a VOC 22.8 months following exa-cel infusion in the setting of a parvovirus infection. This patient has since fully recovered from the infection and been VOC-free.
•
Increases in fetal hemoglobin and total hemoglobin occurred early, within the first few months, and were maintained over time. In the analysis of all patients who received exa-cel, mean fetal hemoglobin was more than 30% of total hemoglobin by Month 3 and was then maintained at approximately 40.0% through follow-up, with pancellular distribution.
•
Mean proportion of edited BCL11A alleles was stable over time in bone marrow and peripheral blood, indicating successful permanent editing in the long-term hematopoietic stem cells.
•
Patients also had clinically significant improvements in patient-reported outcomes.

Safety of exa-cel in All Patients

The safety profile of exa-cel was generally consistent with myeloablative conditioning with busulfan and autologous hematopoietic stem cell transplant. All patients engrafted neutrophils and platelets after exa-cel infusion.

As previously reported, two TDT patients had serious adverse events (“SAEs”) considered related to exa-cel. One patient had three SAEs considered related to exa-cel: hemophagocytic lymphohistiocytosis (“HLH”), acute respiratory distress syndrome and headache, and one SAE of idiopathic pneumonia syndrome that was considered related to both exa-cel and busulfan. All four SAEs occurred in the context of HLH in the peri-engraftment period and have resolved. One patient had SAEs of delayed neutrophil engraftment and thrombocytopenia, both of which were considered related to exa-cel and busulfan, and both SAEs have resolved. Among the 35 patients with SCD, there were no SAEs considered related to exa-cel.

Also as previously reported, one adult patient with SCD developed pneumonia and respiratory failure following SARS-CoV-2 infection, resulting in death. The investigator assessed the events as not related to exa-cel. There were no other deaths or discontinuations, and there have been no malignancies in either study.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release by Vertex Pharmaceuticals Incorporated and CRISPR Therapeutics AG, dated June 8, 2023

99.2	Press Release by Vertex Pharmaceuticals Incorporated and CRISPR Therapeutics AG, dated June 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRISPR Therapeutics AG

Date:	June 9, 2023	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D. Chief Executive Officer